Exhibit 99.1
Q4 2008 Guidance... Revenue $280M - $300M Adjusted (Non-GAAP) EPS $0.22 - $0.27 GAAP EPS $0.16 - $0.21, excluding any potential impact of Goodwill impairment Annual Goodwill impairment analysis in progress Impairment possible, but not quantified at present 125M outstanding shares assumed www.arrisi.com 21 Needham 11th Growth Stock Conference, January 6, 2009

EPS Guidance Reconciliation... www.arrisi.com 23 See the GAAP to Non-GAAP EPS reconciliation for a discussion regarding management's reasoning for providing this non-GAAP financial measure. Needham 11th Growth Stock Conference, January 6, 2009